EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

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                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in this Registration Statement on Form SB-2 of Imaging3, Inc. including any amendments thereto, of our report dated May 7, 2004 on our audits of the financial statements of Imaging3, Inc. as of December 31, 2003 and 2002, and the results of its operations and cash flows for the two years then ended, and the refence to us under the caption "Experts".


                                       /s/ Kabani & Company, Inc.
                                       --------------------------------
                                       Kabani & Company, Inc.
                                       Fountain Valley, California
                                       February 10, 2005